Exhibit 10.17

Spouse Consent Letter

I, Keying Dai (ID number: [***]), is the legal spouse of Jinbo Yao (Citizen of the People’s Republic of China, ID number: [***], “My Spouse”). Regarding the equity interests (“Equity Interest”) of Wuba Daojia Co., Ltd. (“Company”) held by My Spouse, I hereby unconditionally and irrevocably issue this consent letter as follows:

I acknowledge:

All the Equity Interest of the Company held by My Spouse will be disposed according to Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement entered into by and among My Spouse, the Company, other shareholders of the Company and Changsha Daojia Youxiang Network Technology Co., Ltd. (“WFOE”) on January 21, 2019 and the Power of Attorney signed by My Spouse to WFOE on January 21, 2019 (collectively with the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement, the “Transaction Documents”), and the Equity Interest are under the control of the WFOE.

I confirm that I acknowledge and agree that My Spouse executed the above Transaction Documents and dispose the relevant Equity Interest of the Company in accordance with the Transaction Documents. I will not take any action at any time to hinder such disposal, including but not limited to claiming that such equity interest of the Company belongs to the community property of My Spouse and me. I further confirm that the performance of such Transaction Documents or the amendment or termination of any Transaction Documents by My Spouse requires no additional authorizations or consent from me. I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents, as amended.

I agree and promise that in case for any reason any portions of the equity interests in the Company acquired by me, I shall be bound by the Transaction Documents, as amended, and will comply with the obligations as one of the shareholders of the Company under the Transaction Documents, as amended; for the purpose of the foregoing, once required by WFOE, I will execute a series of written documents in the same form and contents as the Transaction Documents, as amended. I further undertake and warrant that in no event will I directly or indirectly, or proactively or passively, take any action or propose any claims or institute any proceedings out of any intent in conflict with the arrangements described above.

This Consent Letter was executed on January 21, 2019.

Signatories:

/s/ Keying Dai

Spouse Consent Letter

I, Keying Dai (ID number: [***]), is the legal spouse of Jinbo Yao (Citizen of the People’s Republic of China, ID number: [***], “My Spouse”). Regarding the equity interests (“Equity Interest”) of Tianjin Haodaojia Information Technology Co., Ltd. (“Company”) held by My Spouse, I hereby unconditionally and irrevocably issue this consent letter as follows:

I acknowledge:

All the Equity Interest of the Company held by My Spouse will be disposed according to Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement entered into by and among My Spouse, the Company, other shareholders of the Company and Tianjin Wuba Daojia Information Technology Co., Ltd. (“WFOE”) on January 21, 2019 and the Power of Attorney signed by My Spouse to WFOE on January 21, 2019 (collectively with the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement, the “Transaction Documents”), and the Equity Interest are under the control of the WFOE.

I confirm that I acknowledge and agree that My Spouse executed the above Transaction Documents and dispose the relevant Equity Interest of the Company in accordance with the Transaction Documents. I will not take any action at any time to hinder such disposal, including but not limited to claiming that such equity interest of the Company belongs to the community property of My Spouse and me. I further confirm that the performance of such Transaction Documents or the amendment or termination of any Transaction Documents by My Spouse requires no additional authorizations or consent from me. I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents, as amended.

I agree and promise that in case for any reason any portions of the equity interests in the Company acquired by me, I shall be bound by the Transaction Documents, as amended, and will comply with the obligations as one of the shareholders of the Company under the Transaction Documents, as amended; for the purpose of the foregoing, once required by WFOE, I will execute a series of written documents in the same form and contents as the Transaction Documents, as amended. I further undertake and warrant that in no event will I directly or indirectly, or proactively or passively, take any action or propose any claims or institute any proceedings out of any intent in conflict with the arrangements described above.

This Consent Letter was executed on January 21, 2019.

Signatories:

/s/ Keying Dai

Spouse Consent Letter

I, Keying Dai (ID number: [***]), is the legal spouse of Jinbo Yao (Citizen of the People’s Republic of China, ID number: [***], “My Spouse”). Regarding the equity interests (“Equity Interest”) of Changsha Daojia Youxiang Home Service Co., Ltd. (“Company”) held by My Spouse, I hereby unconditionally and irrevocably issue this consent letter as follows:

I acknowledge:

All the Equity Interest of the Company held by My Spouse will be disposed according to Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement entered into by and among My Spouse, the Company, other shareholders of the Company and Changsha Daojia Youxiang Network Technology Co., Ltd. (“WFOE”) on January 21, 2019 and the Power of Attorney signed by My Spouse to WFOE on January 21, 2019 (collectively with the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Management Service and Business Cooperation Agreement, the “Transaction Documents”), and the Equity Interest are under the control of the WFOE.

I confirm that I acknowledge and agree that My Spouse executed the above Transaction Documents and dispose the relevant Equity Interest of the Company in accordance with the Transaction Documents. I will not take any action at any time to hinder such disposal, including but not limited to claiming that such equity interest of the Company belongs to the community property of My Spouse and me. I further confirm that the performance of such Transaction Documents or the amendment or termination of any Transaction Documents by My Spouse requires no additional authorizations or consent from me. I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents, as amended.

I agree and promise that in case for any reason any portions of the equity interests in the Company acquired by me, I shall be bound by the Transaction Documents, as amended, and will comply with the obligations as one of the shareholders of the Company under the Transaction Documents, as amended; for the purpose of the foregoing, once required by WFOE, I will execute a series of written documents in the same form and contents as the Transaction Documents, as amended. I further undertake and warrant that in no event will I directly or indirectly, or proactively or passively, take any action or propose any claims or institute any proceedings out of any intent in conflict with the arrangements described above.

This Consent Letter was executed on January 21, 2019.

Signatories:

/s/ Keying Dai